EXHIBIT 99.1


                       GOLDEN RIVER RESOURCES CORPORATION.

                             SUBSCRIPTION AGREEMENT


Golden River Resources Corporation.
Level 8, 580 St Kilda Road
South Melbourne
Victoria 3004 Australia

Attn: Peter Lee

Gentlemen:

                    1.   SUBSCRIPTION.

                           1.1      Offering.  The undersigned understands  that
Golden River Resources Corporation. (the "Company") is offering to sell to investors shares of its Common Stock, US$.0001 par value ("Common Stock") at US$0. per share.

                           1.2      Manner  of  Subscription.   The  undersigned
(the "Subscriber") hereby subscribes for and agrees to purchase 100,000,000 Shares of Common Stock for a purchase price of US$0.005 per share or an aggregate purchase price of US$500,000 on the terms and conditions described herein. The minimum subscription is for 100,000 Shares unless the Company agrees to accept a lesser subscription. The undersigned hereby tenders to the Company a check made payable to the order of "Golden River Resources Corporation." in the amount indicated above and two executed copies of this Subscription Agreement.

                           1.3      Offering  Period.   The undersigned   agrees
that this subscription is, and shall be, irrevocable, but his or her obligations hereunder will terminate if this subscription is not accepted by the Company by December 31, 2008 or such later date as may be designated by the Company, but not later than June 30, 2009 (the "Outside Date). The Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part, for any reason, at anytime through the Outside Date, as such date may be extended by the Company in its sole discretion.

                           1.4      Closing.  The  undersigned  acknowledges and
agrees that the closing of this Offering is conditioned upon the receipt and acceptance by the Company of subscriptions for a minimum of 500,000 shares ("Minimum Subscription") prior to the Outside Date.

                           The undersigned  acknowledges  and  agrees  that  the
subscriber funds will be retained by the Company and utilized in the manner set forth in the Summary Term Sheet if the subscription is accepted prior to the Outside Date, and shall be promptly refunded to the Subscriber if not so accepted prior to the Outside Date. The Company shall promptly notify the Subscriber of the acceptance of his or her subscription and/or termination of the Offering. If this subscription is rejected, the subscription payment will be promptly returned to the undersigned without interest or deduction and this Subscription Agreement shall have no force or effect.

                    2.   REPRESENTATIONS,   WARRANTIES   AND  COVENANTS  OF  THE
                         SUBSCRIBER.


                           2.1     Representations and Warranties; Risk Factors.
The Subscriber, by signing this Subscription Agreement, represents and warrants to the Company that the Subscriber:

                                    (a) All Common  Stock  purchased  by him are
being acquired by him for his own account (or for accounts for which he has sole investment discretion) for investment, without any intention of selling, further distributing, or otherwise disposing of the Common Stock.

                                    (b) None of the Common Stock  is  registered
under the United States Securities Act of 1933, as amended (the "1933 Act") or any state securities laws. The Subscriber understands that the offering and sale of the Common Stock is intended to be exempt from registration under the 1933 Act by virtue of Section 4(2) and/or Section 4(6) thereof and/ or the provisions of Regulation S promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement.

                                    (c) The Subscriber is not  a U.S.  Person as
that term is defined in rule 902(k) of Regulation S and is a resident of the jurisdiction set forth on the Signature Page.

                                    (d) The Common  Stock was not offered to the
Subscriber in the United States.

                                    (e) At  the  time  of  the execution of this
Agreement and the time of any offer to the Subscriber to purchase the Common Stock hereunder, the Subscriber was physically outside the United States.

                                    (f) The Subscriber  is purchasing the Common
Stock for his or her own account and not on behalf of or for the benefit of any U.S. Person and the sale and resale of the Common Stock has not been prearranged with any U.S. Person or buyer in the United States.

                                    (g) The  Subscriber  is  not an underwriter,
dealer, distributor or other person who is participating, pursuant to a contractual agreement, in the distribution of the Common Stock offered or sold in reliance on Regulation S.

                                    (h) To  the  knowledge  of  the  Subscriber,
without any independent investigation, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" in the United States as such term is defined in Rule 902(c) of Regulation S, which in general, means any activity taken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Common Stock being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to Investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publication for the general circulation in the United States that refer to the offering of the Common Stock in reliance on Regulation S.

                                    (i) The Subscriber must bear the substantial
economic risks of the investment in the Common Stock indefinitely because none of the Common Stock may be sold, hypothecated or otherwise disposed of unless subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available (including under Regulation
S). Legends shall be placed on the certificates, representing the Common Stock to the effect that they have not been registered under the 1933 Act or applicable state securities laws and a ppropriate notations thereof will be made in the Company's stock books.

                                    (j) Neither  the  Securities   and  Exchange
Commission nor any state securities commission has approved the Common Stock or passed upon or endorsed the merits of this offering or confirmed the accuracy or determined the adequacy of the summary term sheet, including the attachments thereto (the "Summary Term Sheet"). The Summary Term Sheet has not been reviewed by any Federal, state or other regulatory authority.

                                    (k) In  evaluating  the  suitability  of  an
investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Summary Term Sheet and the Form 10-K for the year ended June 30, 2008 or as contained in documents or answers to questions so furnished to the Subscriber by the Company.

                                    (l) The   Subscriber   is   aware   that  an
investment in the Common Stock involves a high degree of risk, and has carefully read and considered the matters set forth in the Form 10-K for the year ended June 30, 2008 that has been provided to Subscriber.

                                    (m) The   Subscriber    acknowledges    that
estimates or projections included in the Summary Term Sheet and the Form 10-K for the year ended June 30, 2008 that have been provided to Subscriber, if any, were prepared by the Company in good faith but that the attainment of such projections and estimates cannot be guaranteed by the Company.

                                    (n) No oral or written representations have
been made, or oral or written information furnished, to the Subscriber in connection with this offering which are in any way inconsistent with the information contained in the Summary Term Sheet and the Form 10-K for the year ended June 30, 2008 that have been provided to Subscriber.

                                    (o) The  Subscriber  may  not   directly  or
indirectly, sell, assign, transfer, pledge, give, subject to lien or security interest or otherwise dispose of or encumber, or participate in the underwriting of any such distribution or transfer of (collectively "Transfer") any Common Stock in violation of this Subscription Agreement. Subscriber further covenants, warrants and represents to the Company that (i) it will not act in any way that would constitute it to be an underwriter of such Common Stock within the meaning of the 1933 Act, and (ii) during the one year period following the Closing, neither the Subscriber nor any of his or her affiliates will, directly or indirectly, hold or maintain any short position in or engage in hedging transactions with respect to the Common Stock or any other securities of the Company.

                                    (p) No actual or purported Transfer of
Common Stock, or any interest therein, whether voluntary or involuntary, not in accordance with the provisions of this Subscription Agreement and or applicable law shall be valid or effective to grant to the purported transferee of such Common Stock or interest therein any right, including without limitation the right to cause the registration of such Common Stock on the books of the Company in the transferees's name or on its behalf, to receive dividends, to receive any distributions upon the dissolution, liquidation or winding up of the affairs of the Company or to vote any shares of capital stock, title or interest in or to such Common Stock, and the transferor of such Common Stock, until such Transfer or purported Transfer shall be rescinded, shall not be entitled to, and hereby specifically waives, all such right, title and interest in and to such Common Stock from the date of such Transfer or purported Transfer.

                                    (q) The   Subscriber   will,  prior  to  any
attempted Transfer of Common Stock, give written notice to the Company expressing its desire to effect such transfer and describing in detail the proposed transfer. Upon receiving such notice, Company shall present copies thereof to counsel for the Company to evaluate said Transfer pursuant to the 1933 Act and the Securities Exchange Act of 1934, as then in force, or any similar statute, and applicable state securities law.

                                    (r) The  Subscriber does not  presently have
any reason to anticipate any change in his circumstances or any other particular occasion or event which would cause it to sell any of the Common Stock.

                                    (s) The  Subscriber  is fully  aware that in
agreeing to sell and issue such Common Stock to it and in entering this Subscription Agreement, the Company is relying upon the truth and accuracy of the representations and warranties of the Subscriber made herein.

                                    (t) The   Subscriber   is   experienced   in
investing in junior exploration mining companies. The Subscriber has been granted the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this offering, the Company, and the Summary Term Sheet and the Form 10-K for the year ended June 30, 2008 that have been provided to Subscriber and to obtain such additional information as it deems necessary to verify the accuracy of the information contained in the offering materials or which otherwise may be desired to make an informed investment decision.

                  3.       DISCLOSURE.

                           This offering is limited to accredited  investors  in
reliance upon exemptions contained in the 1933 Act and Regulations D and S promulgated thereunder and applicable state securities laws. Accordingly, the Company is offering the Common Stock utilizing this Subscription Agreement rather than a formal private offering memorandum. The undersigned understands that this Subscription Agreement and the Summary Term Sheet and the Form 10-K for the year ended June 30, 2008 that have been provided to Subscriber contains less information that would be included in a private offering memorandum. In making an investment decision Subscribers must rely on their own examination of the Company and the terms of the Offering, including the risks involved.

                  4.       RISK FACTORS.

                           The  undersigned  acknowledges  and  agrees   that he
or she has been advised by the Company that an investment in the Company involves a high degree of risk, including the risk that the Subscriber may lose his or her entire investment in the Company. Without limiting the generality of the foregoing, the undersigned acknowledges that he or she has been apprised of the risks factors set out in the Form 10-K for the year ended June 30, 2008 that has been provided to Subscriber.

                  5.       INDEMNIFICATION AND HOLD HARMLESS.

                           If the  Subscriber  breaches any  of the  agreements,
representations or warranties which the Subscriber has made in his or her Subscription Agreement, the Subscriber shall indemnify and hold harmless the Company (and their respective employees, agents, and affiliates) against any claim, liability, loss, damage or expense (including attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber's breach.

                  6.       CONFIDENTIALITY.

                           The Summary Term Sheet is highly confidential and has
been prepared by the Company solely for use in connection with this offering. This Subscription Agreement and the Summary Term Sheet is personal to each Offeree and does not constitute any offer to any other person. Each prospective purchaser, by accepting delivery of this Subscription Agreement, agrees not to disclose to anyone, other than his or her professional advisors, the contents of the Summary Term Sheet, to make no copies of this Subscription Agreement or the Summary Term Sheet and if the offeree does not purchase any shares, to return this Subscription Agreement and the Summary Term Sheet to the Company at the above address.

                  7.       MISCELLANEOUS.

                           7.1      Governing Law. This Agreement and the rights
of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within Delaware.

                           7.2      Entire   Agreement;  Waiver.  This Agreement
constitutes the entire agreement between the parties and supersedes any prior agreements or understanding between them. This Agreement may not be modified in any manner unless in writing and signed by the party against whom enforcement thereof is sought. No waiver of any breach or condition of this Agreement shall be deemed to be a wavier of any subsequent breach or condition of a like or different nature.

                           7.3      Binding  Effect.  This Agreement and all the
terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that, this Agreement may not be assigned by Subscriber without the Company's prior written consent.

                           7.4      No Third Party Beneficiaries. The provisions
of this Agreement and of any other agreement between the Company and Subscriber are solely for the benefit of the Company and Subscriber and may be changed, terminated or revoked in any manner at any time by mutual agreement between the Company and Subscriber without notice or liability to any other person.

                           7.5      Further  Assurances.   Each  of  the parties
hereto agrees to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents and to take all such further action as may be required by law or be necessary or appropriate in order to carry out the provisions of this Agreement.

                           7.6      Counterparts. This Agreement may be executed
in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                           7.7      Section  Headings.  Section  headings herein
have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any manner, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

EXECUTION PAGE
                           IN WITNESS HEREOF, the Subscriber has executed this
Subscription Agreement.

SUBSCRIBER:

Name (Print)            Fast Knight Nominees Pty Ltd
             ------------------------------------------------------------------------------------------------------
                              First                    Middle                               Last
Address of
Residence         PO Box 6315, St Kilda Road Central            Melbourne         VIC       8008      Australia
                  -------------------------------------------------------------------------------------------------
                  Street or P.O. Box Number                     City              State     Zip       Country

Social Security Number or Tax Identification Number:
                                                    ---------------------------------------------------------------

         1. Number of shares Subscribed for:           100,000,000

         2.   Total Payment obligation:                US$0.005 per share, payable upon subscription.

         3. Checks delivered herewith:
                                                       -------------------------

Date: December 9, 2008

                                                     Signature /s/ J.I. Gutnick
                                                               ----------------------------------------------------

                                                     Name      J.I. GUTNICK
                                                         ----------------------------------------------------------



ACKNOWLEDGED AND AGREED:

GOLDEN RIVER RESOURCES CORPORATION.


By /s/ Peter Lee
  --------------------------------

Be sure to include:

(1) Your check for your subscription;
(2) Two signed copies of this Subscription Agreement

                       GOLDEN RIVER RESOURCES CORPORATION

                                     SUMMARY

                                   TERM SHEET


The following sets forth a summary of terms of the private placement (the "Offering"). No representation or warranty is made as to the accuracy of such summary, and it is qualified in its entirety by, and should be read in conjunction with, the attached subscription agreement ("Subscription Agreement"). No person has been authorized to give any information or to make any representation concerning the Company or the Common Stock other than information given by duly authorized officers of the Company in connection with investors' examination of the Company and the terms of the Offering and, if given or made, any such other information or, representation should not be relied upon as having been authorized by the Company. Prospective purchasers must carefully review all of the information and transaction documents contained in these materials, and to the extent such purchaser's desire more information, should request such from the Company and its representatives. The Offering is being made to Subscribers who are not U.S. Persons pursuant to Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act").

                                         THE OFFERING

Issuer                                   GOLDEN RIVER RESOURCES CORPORATION, a Delaware corporation

Security Offered                         The Company's common stock ("Shares").

Price Per Share                          US$0.005

Use of Proceeds                          The  Company  will  utilize  the  proceeds   of  the   Offering  to  conduct
                                         exploration activities  for  mineral  on  its exploration properties and for general corporate and administrative purposes.

Business Description                     Golden River Resources  Corporation is an exploration  stage mining company.
                                         Our  objective is to exploit our interest in the mineral  claims in Nunavut,
                                         Canada which are in the Slave  Craton and in the  Committee  Bay  Greenstone
                                         Belt.  Our  principal  exploration  target is for gold and we are seeking to determine  whether  adequate  gold  reserves  are  present  on the  property covered by our claims to develop an  operating  mine.  We are in the initial stages  of our  exploration  program  and  have not yet  identified  any ore reserves.  We hold the interests in the Slave Craton directly and our wholly
                                         owned  subsidiary  named  "Golden  Bull  Resources   Corporation"  (formerly
                                         4075251  Canada Inc.) holds the interests in the  Committee  Bay  Greenstone
                                         Belt.  Our  claims are  registered  in the  Mining  Recorders  Office in the
                                         Mining  District  of  Nunavut  and  give us the  right to  explore  and mine minerals from the property covered by the claims.
                                         We were  incorporated  in the State of  Delaware  on  February  1, 1973.  We
                                         commenced our mineral  exploration  activities in 2002.  Prior  thereto,  we were  engaged  in a number  of other  business  activities  that  have  been discontinued.  Our  executive  offices  are at Level 8, 580 St.  Kilda Road,
                                         Melbourne,  Victoria 3004 Australia and we have an office at 1 Yonge Street,
                                         Suite 1801,  Toronto,  Ontario M5E 1W7, Canada. Our wholly owned subsidiary,
                                         Golden Bull,  was  incorporated  on May 27, 2002 in the Province of Ontario,
                                         Canada and is  licensed  to do business  in the  Northwest  Territories  and
                                         Nunavut Canada.

                                         Risk Factors

                                         The Subscriber  acknowledges  and  agrees that he or she has been advised by the Company that an  investment in  the  Company  involves  a high degree of risk, including  the  risk  that  the  Subscriber may lose his or her entire investment in the Company. Without limiting the generality of the foregoing, the undersigned  acknowledges  that he or she has been apprised of the risks factors set out  in the Form 10-K for the year ended June 30., 2008 that has been provided to Subscriber.

Financial Condition                      At September  30,  2008,  the Company had total assets of A$39,000 and total
                                         liabilities  of  approximately   A$827,000.   Further   information  on  the
                                         financial   position  of  the  Company  is  contained  in  the  Consolidated
                                         Financial  Statements  of the Form 10-K for the year ended June 30, 2008 and the Form 10-Q  Report  for  September  30,  2008 that has been  provided  to
                                         Subscriber.

Board of Directors                       The Directors of the Company are Joseph Gutnick,  David Tyrwhitt,  Peter Lee
                                         and Mordechai Gutnick.

Transfer Restrictions                    The Shares  have not been  registered  under the 1933 Act and are subject to
                                         certain   restrictions   on  transfer  as  described  in  the   Subscription
                                         Agreement.  In addition,  for a one year period  following the Closing,  the
                                         Subscriber  and his or her  affiliates  may  not,  directly  or  indirectly, maintain  any  short  position  in or engage in  hedging  transactions  with respect to the common  stock of the Company or any other  securities  of the
                                         Company.